UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________________________________
FORM 8-K
______________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2013

Shiloh Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21964	51-0347683

(State of Other	(Commission File No.)	(I.R.S. Employer
Jurisdiction		Identification No.)
of Incorporation)

880 Steel Drive, Valley City, Ohio 44280
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
(330) 558-2600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On December 20, 2013, Shiloh Industries, Inc. (the "Company") issued a press release announcing its operating results for the fourth quarter and fiscal year ended October 31, 2013. A copy of the press release is attached as Exhibit 99.1 to this Report.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

SHILOH INDUSTRIES REPORTS FOURTH QUARTER AND FISCAL 2013 RESULTS

(a) Financial Statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1    Press Release of Shiloh Industries, Inc. dated December 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHILOH INDUSTRIES, INC.
Date:	December 20, 2013	By:	/s/ Thomas M. Dugan Name: Thomas M. Dugan Title: Vice President of Finance and Treasurer

Exhibit Index

Exhibit No.                        Description

99.1            Press Release of Shiloh Industries, Inc. dated December 20, 2013

For Immediate Release                        CONTACT:
Thomas M. Dugan
Vice President of Finance and Treasurer
Shiloh Industries, Inc.
(330) 558-2600

SHILOH INDUSTRIES REPORTS FOURTH QUARTER and FISCAL 2013 RESULTS

VALLEY CITY, Ohio, December 20, 2013 -- Shiloh Industries, Inc. (Nasdaq: SHLO) today reported financial results for its fourth quarter and fiscal year ended October 31, 2013.

Fourth Quarter and Fiscal 2013 Highlights:

•
Sales revenue for the quarter was $206.6 million and improved 38.8 percent from the fourth quarter a year earlier. Fiscal 2013 sales revenues reached a record $700.2 million, a 19.5 percent improvement over the prior year.

•
Gross profit for the quarter improved over 76 percent from the fourth quarter a year earlier and was $22.1 million, or 10.7 percent of sales revenue. Fiscal 2013 gross profit was $71.7 million or 10.2 percent of sales revenue and improved over 41 percent over the prior year.

•
Operating income for the quarter improved 48 percent to $10.8 million, from the fourth quarter a year earlier. Fiscal 2013 operating income was $34.6 million and improved 44 percent over the prior year.

•
Net income per share diluted improved 81 percent to $0.38 for the quarter, compared to net income of $0.21 per share diluted from the prior year fourth quarter. Fiscal 2013 net income per share diluted increased to $1.27 for a 59 percent improvement over the prior year.

Fourth Quarter 2013 Results:

The company reported sales revenue of $206.6 million for the fourth quarter of fiscal year 2013, an increase of 38.8 percent from $148.9 million for the fourth quarter of fiscal year 2012. The increased revenues reflect the additional sales added from newly acquired companies, a 7.5 percent improvement in the North American car and light truck industry production volume over the fourth quarter of 2012, along with more than 100 new product launches.

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Page 2/Shiloh FY 2013

Gross profit for the fourth quarter improved 76.8 percent to $22.1 million, or 10.7 percent of sales revenue, compared to $12.5 million or 8.4 percent of sales revenue for the fourth quarter of 2012. Improvements in operating performance are driven by increased sales volumes along with continuous improvements in operating, quality and productivity metrics.

For the fourth quarter of fiscal 2013, operating income improved over 48 percent to $10.8 million, compared to $7.3 million in the fourth quarter of fiscal year 2012.

The company reported net income for the fourth quarter of fiscal year 2013 of $6.5 million or $0.38 per share diluted, an improvement of 81 percent compared to the fourth quarter of 2012 net income of $3.6 million or $0.21 per share diluted.

Fiscal 2013 Results:

For fiscal year 2013, operating income improved 44 percent to $34.6 million, compared to $24.1 million for fiscal year 2012. Net income for fiscal 2013 was $21.6 million or $1.27 per share diluted, an improvement of 59 percent from the prior year's net income of $13.5 million, or $0.80 per share diluted. The improvement reflects a 19.5 percent or $114.1 million growth in sales revenue, to $700.2 million for fiscal year 2013. The successful integration of strategic acquisitions, vehicle build volumes improving 5.3 percent over 2012 volumes, smooth product launches and productivity improvements are the drivers of the improved operating performance.

Cash Flow and Capital Structure

Net cash flow provided by operating activities for fiscal year 2013 totaled $38.8 million compared to $25.5 million in fiscal year 2012. Free cash flow (cash flow from operating activities less capital expenditures) was $11.4 million for fiscal year 2013, compared to $8.4 million in fiscal year 2012. Fiscal year 2013 capital expenditures were $27.4 million compared to $17.1 million in fiscal year 2012.

On October 25, 2013, Shiloh entered into a credit agreement that provides for a $300 million secured revolving line of credit, which may be increased up to an additional $100 million, with an improved effective borrowing rate and a five-year term. Total borrowings under the agreement at October 31, 2013 were $117.4 million with availability of $180.2 million after considering the letters of credit Shiloh has issued.

"Shiloh's technology is in direct alignment with the automotive industry's mega-trend of lightweighting. The results we've seen this year are proof of the demand for our innovation, and our ability to efficiently and quickly meet the needs of our customers," said Ramzi Hermiz, president and chief executive officer. "As vehicle production levels continue to rise in North America, we are well positioned through our strategic acquisitions in 2013 to meet this demand and offer a wide portfolio of industry-leading lightweighting and NVH solutions for automakers in 2014 and beyond."

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Page 3/Shiloh FY 2013

Headquartered in Valley City, Ohio, Shiloh Industries is a leading supplier, providing lightweighting and noise, vibration and harshness (NVH) solutions to automotive, commercial vehicle and other industrial markets. Shiloh delivers these solutions through the design, engineering and manufacturing of high-pressure die castings, first operation precision blanks, engineered welded blanks, complex stampings, modular assemblies and its patented ShilohCore™ acoustic laminate metal solution. The company has multiple locations across North America, including Georgia, Indiana, Kentucky, Michigan, Ohio, Tennessee, Wisconsin and Mexico, and has approximately 2,050 employees. For more information visit www.shiloh.com.

A conference call to discuss fourth quarter and fiscal 2013 results will be held on Friday, December 20, 2013, at 11:00 a.m. EDT. To listen to the conference call, dial (888) 359-3624 approximately five minutes prior to the start time and request the Shiloh Industries fourth quarter conference call.

###

Certain statements made by Shiloh Industries, Inc. in this release and other periodic oral and written statements, including filings with the Securities and Exchange Commission, regarding the Company's operating performance, events or developments that the Company believes or expects to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales, earnings expectations, cost savings, awarded sales, volume growth, earnings or general belief in the Company's expectations of future operating results are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are made on the basis of management's assumptions and expectations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all, of the risks include the ability of the Company to accomplish its strategic objectives with respect to implementing its sustainable business model; the ability to obtain future sales; changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities; costs related to legal and administrative matters; the Company's ability to realize cost savings expected to offset price concessions; the Company's ability to successfully integrate acquired businesses; inefficiencies related to production and product launches that are greater than anticipated; changes in technology and technological risks; increased fuel and utility costs; work stoppages and strikes at the Company's facilities and that of the Company's customers or suppliers; the Company's dependence on the automotive and heavy truck industries, which are highly cyclical; the dependence of the automotive industry on consumer spending, which is subject to the impact of domestic and international economic conditions, including increased energy costs affecting car and light truck production, and regulations and policies regarding international trade; financial and business downturns of the Company's customers or vendors, including any production cutbacks or bankruptcies; increases in the price of, or limitations on the availability of, steel, the Company's primary raw material, or decreases in the price of scrap steel; the successful launch and consumer acceptance of new vehicles for which the Company supplies parts; the occurrence of any event or condition that may be deemed a material adverse effect under the Credit Agreement or a decrease in customer demand which could cause a covenant default under the Credit Agreement; pension plan funding requirements; and other factors, uncertainties, challenges and risks detailed in the Company's other public filings with the Securities and Exchange Commission. Any or all of these risks and uncertainties could cause actual results to differ materially from those reflected in the forward-looking statements. These forward-looking statements reflect management's analysis only as of the date of this release.
The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. In addition to the disclosures contained herein, readers should carefully review risks and uncertainties contained in other documents the Company files from time to time with the Securities and Exchange Commission.

SHILOH INDUSTRIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollar amounts in thousands)

	October 31, 2013	October 31, 2012
ASSETS
Cash and cash equivalents	$398	$174
Accounts receivable, net	116,837	77,556
Related-party accounts receivable	673	536
Income tax receivable	—	1,201
Inventories, net	42,924	44,687
Deferred income taxes	2,829	2,153
Prepaid expenses	3,095	1,532
Other assets	23	—
Total current assets	166,779	127,839
Property, plant and equipment, net	197,874	117,101
Goodwill	6,768	—
Intangible assets, net	17,605	—
Deferred income taxes	—	3,294
Other assets	2,927	868
Total assets	$391,953	$249,102
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current debt	$882	$447
Accounts payable	87,977	63,633
Other accrued expenses	26,416	21,395
Accrued income taxes	1,666	—
Total current liabilities	116,941	85,475
Long-term debt	119,384	21,150
Long-term benefit liabilities	21,287	32,819
Deferred income taxes	969	—
Other liabilities	2,223	2,255
Total liabilities	260,804	141,699
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 per share; 5,000,000 shares authorized; no shares issued and outstanding at October 31, 2013 and October 31, 2012, respectively	—	—
Common stock, par value $.01 per share; 25,000,000 shares authorized; 17,031,316 and 16,983,012 shares issued and outstanding at October 31, 2013 and October 31, 2012, respectively	170	169
Paid-in capital	66,312	65,120
Retained earnings	90,749	73,425
Accumulated other comprehensive loss: Pension related liability, net	(26,082)	(31,311)
Total stockholders’ equity	131,149	107,403
Total liabilities and stockholders’ equity	$391,953	$249,102

SHILOH INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)

	Year Ended October 31,
	2013	2012
Revenues	$700,186	$586,074
Cost of sales	628,491	535,339
Gross profit	71,695	50,735
Selling, general and administrative expenses	37,073	27,519
Asset impairment (recovery)	18	(834)
Restructuring charges (recovery)	—	(30)
Operating income	34,604	24,080
Interest expense	2,600	1,525
Interest income	32	—
Gain on bargain purchase	228	—
Other expense, net	(89)	(48)
Income before income taxes	32,175	22,507
Provision for income taxes	10,605	8,981
Net income	$21,570	$13,526
Earnings per share:
Basic earnings per share	$1.27	$0.80
Basic weighted average number of common shares	16,982	16,813
Diluted earnings per share	$1.27	$0.80
Diluted weighted average number of common shares	17,030	16,904

SHILOH INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
(Dollar amounts in thousands)

	Fiscal Year Ended October 31,
	2013	2012
Net income	$21,570	$13,526
Other comprehensive income (loss):
Defined benefit pension plans & other postretirement benefits
Net gain/ (loss)	5,684	(11,818)
Amortization of net actuarial loss	1,441	1,095
Settlement	1,102	—
Income taxes	(2,998)	4,199
Total defined benefit pension plans & other post retirement benefits, net of tax	5,229	(6,524)
Comprehensive income, net	$26,799	$7,002

SHILOH INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	Year Ended October 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$21,570	$13,526
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,878	18,793
Amortization of deferred financing costs	338	325
Asset impairment (recovery)	18	(834)
Recovery of restructuring charge	—	(30)
Bargain purchase gain	(228)	—
Deferred income taxes	589	1,898
Stock-based compensation expense	738	754
Gain on sale of assets	(1)	(65)
Changes in operating assets and liabilities:
Accounts receivable	(28,098)	(1,026)
Inventories	7,162	(10,711)
Prepaids and other assets	110	676
Payables and other liabilities	12,802	1,727
Accrued income taxes	2,935	491
Net cash provided by operating activities	38,813	25,524
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(27,441)	(17,095)
Acquisitions, net of cash acquired	(104,470)	—
Proceeds from sale of assets	518	4,370
Net cash used in investing activities	(131,393)	(12,725)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of dividends	(4,246)	(8,422)
Proceeds from long-term borrowings	123,250	24,700
Repayments of long-term borrowings	(24,539)	(29,250)
Payment of deferred financing costs	(1,963)	(90)
Proceeds from exercise of stock options	302	417
Net cash provided by (used for) financing activities	92,804	(12,645)
Net increase in cash and cash equivalents	224	154
Cash and cash equivalents at beginning of period	174	20
Cash and cash equivalents at end of period	$398	$174
Supplemental Cash Flow Information:
Cash paid for interest	$2,237	$1,237
Cash paid for income taxes	$7,111	$6,306

SHILOH INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
(Dollar amounts in thousands)

	Common Stock ($.01 Par Value)	Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Loss	Total Stockholders' Equity
November 1, 2011	$168	$63,950	$68,321	$(24,787)	$107,652
Net income	—	—	13,526	—	13,526
Pension liability, net of tax effect of $4,199	—	—	—	(6,524)	(6,524)
Comprehensive income					7,002
Payment of dividends	—	—	(8,422)	—	(8,422)
Exercise of stock options	1	416	—	—	417
Stock-based compensation cost	—	754	—	—	754
Tax benefit on stock options	—	—	—	—	—
October 31, 2012	$169	$65,120	$73,425	$(31,311)	$107,403
Net income	—	—	21,570	—	21,570
Pension liability, net of tax effect of $2,998	—	—	—	5,229	5,229
Comprehensive income					26,799
Payment of dividends	—	—	(4,246)	—	(4,246)
Exercise of stock options	1	301	—	—	302
Stock-based compensation cost	—	738	—	—	738
Tax benefit on stock options	—	153	—	—	153
October 31, 2013	$170	$66,312	$90,749	$(26,082)	$131,149